Exhibit 99.1

CONTACT:	READ IT ON THE WEB
Paul Goldberg	www.dovercorporation.com
Vice President - Investor Relations
(212) 922-1640

DOVER CORPORATION REPORTS SECOND QUARTER 2012 RESULTS

•	Reports revenue of $2.2 billion, an increase of 8% over the prior year

•	Delivers quarterly diluted earnings per share from continuing operations of $1.15

•	Expects full-year revenue growth of 8% - 10%, and full-year earnings per share from continuing operations to be $4.70 - $4.85

Downers Grove, Illinois, July 18, 2012 — Dover Corporation (NYSE: DOV) announced today that for the second quarter ended June 30, 2012, revenue was $2.2 billion, an increase of 8% over the prior-year period. The revenue increase was driven by organic growth of 3% and a 7% increase from acquisitions, offset in part by a 2% unfavorable impact from foreign exchange. Earnings from continuing operations were $212.9 million, or $1.15 diluted earnings per share (“EPS”), compared to $239.2 million, or $1.26 EPS, in the prior-year period, representing decreases in earnings from continuing operations and EPS of 11% and 9%, respectively. Excluding $0.12 of tax benefits in the prior-year period, EPS from continuing operations increased 1% in the 2012 second quarter.

Revenue for the six months ended June 30, 2012 was $4.2 billion, an increase of 11% over the prior-year period, reflecting organic growth of 6%, a 6% increase from acquisitions and a 1% unfavorable impact from foreign exchange. Earnings from continuing operations for the six months ended June 30, 2012 were $409.7 million, or $2.20 EPS, compared to $414.0 million, or $2.18 EPS in the prior-year period, representing a decrease in earnings from continuing operations of 1% and an increase in EPS of 1%. Excluding the impact of tax benefits of $0.16 EPS in the prior-year period, adjusted diluted EPS for the six months ended June 30, 2012 increased 9%.

Commenting on the second quarter results, Dover's President and Chief Executive Officer, Robert A. Livingston, said, “Our strong positions in the energy, handset and refrigeration & food equipment markets enabled us to offset significant macroeconomic headwinds, most notably a weak European economy. While our second quarter results were less than we expected, business activity remains solid in most of our businesses as evidenced by our 0.99 book-to-bill.”

“I was especially encouraged with increasing order rates for our new products connected with OEM handset launches. The continuation of this activity, coupled with our solid outlook for our businesses serving the oil production, downstream energy, fast moving consumer goods and U.S. industrial markets, give me confidence that we will be able to deliver a stronger second half of 2012.”

“Looking forward, we now expect full-year 2012 revenue growth of 8% - 10%, comprised of organic revenue growth of 3% - 5%, plus growth from completed acquisitions of 5%. Based on this revenue assumption, we expect full-year diluted EPS from continuing operations in the range of $4.70 - $4.85.”

Net earnings for the second quarter of 2012 were $214.1 million or $1.15 EPS, including a net gain from discontinued operations of $1.2 million, compared to net earnings of $249.8 million, or $1.32 EPS, for the same period of 2011, which included a gain from discontinued operations of $10.6 million, or $0.06 EPS. Net earnings for the six months ended June 30, 2012 were $410.2 million, or $2.20 EPS, including a net gain from discontinued operations of $0.4 million, compared to net earnings of $444.7 million, or $2.34 EPS for the same period of 2011, which included a gain from discontinued operations of $30.7 million or $0.16 EPS.

Dover will host a webcast of its second quarter 2012 conference call at 10:00 A.M. Eastern Time (9:00 A.M. Central Time) on Wednesday, July 18, 2012. The webcast can be accessed at the Dover Corporation website at www.dovercorporation.com. The conference call will also be made available for replay on the website. Additional information on Dover’s second quarter results and its operating segments can also be found on the company’s website.

About Dover:

Dover Corporation is a multi-billion dollar diversified global manufacturer. For over 50 years, Dover has been providing its customers with outstanding products and services that reflect the company’s commitment to operational excellence, innovation and market leadership. The company focuses on innovative equipment and components, specialty systems and support services through its four major operating segments: Communication Technologies, Energy, Engineered Systems and Printing & Identification. Dover is headquartered in Downers Grove, Illinois and employs 35,000 people worldwide. Dover Corporation is traded on the New York Stock Exchange under "DOV." Additional information is available on the company’s website at www.dovercorporation.com.

Forward-Looking Statement:

This press release contains “forward-looking” statements within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements relate to, among other things, income, earnings, cash flows, changes in operations, operating improvements, industries in which Dover companies operate and the U.S. and global economies. Statements in this press release that are not historical may be indicated by words or phrases such as “anticipates,” “expects,” “believes,” “indicates,” “suggests,” “will,” “plans,” “supports,” “projects,” “should,” “would,” “could,” “hope,” “forecast” and “management is of the opinion,” use of future tense and similar words or phrases. Forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from current expectations, including, but not limited to, uncertainties in the credit and capital markets, interest rates, currency exchange rates, the world economy and sovereign credit, especially in Europe; political events and possible future terrorist threats that could impact countries where Dover does business or the worldwide economy; the impact of natural disasters and their effect on global supply chains and energy markets; increases in the cost of raw materials; the Company’s ability to achieve expected savings from integration, synergy and other cost-control initiatives; the ability to identify and successfully consummate value-adding acquisition opportunities; increased competition and pricing pressures in the markets served by Dover’s operating companies; the ability of Dover’s companies to expand into new geographic markets and to anticipate and meet customer demands for new products and product enhancements; the impact of loss of a single-source manufacturing facility; changes in customer demand; a downgrade in Dover’s credit ratings; the relative mix of products and services which impacts margins and operating efficiencies; short-term capacity constraints; domestic and foreign governmental and public policy changes including environmental regulations, tax policies, export subsidy programs, R&E credits and other similar programs; unforeseen developments in contingencies such as litigation; protection and validity of patent and other intellectual property rights; and the cyclical nature of some of Dover’s companies. Dover Corporation refers you to the documents that it files from time to time with the Securities and

Exchange Commission, such as its reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause its actual results to differ materially from its current expectations and from the forward-looking statements contained in this press release. Dover Corporation undertakes no obligation to update any forward-looking statement.

INVESTOR SUPPLEMENT - SECOND QUARTER 2012

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE EARNINGS
(unaudited)(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenue	$2,156,508	$1,994,970	$4,219,872	$3,807,048
Cost of goods and services	1,338,911	1,218,974	2,621,951	2,319,301
Gross profit	817,597	775,996	1,597,921	1,487,747
Selling and administrative expenses	494,050	448,399	974,930	901,826
Operating earnings	323,547	327,597	622,991	585,921
Interest expense, net	29,717	28,157	59,744	56,475
Other expense, net	142	1,477	2,764	2,665
Earnings before provision for income taxes and discontinued operations	293,688	297,963	560,483	526,781
Provision for income taxes	80,786	58,765	150,754	112,792
Earnings from continuing operations	212,902	239,198	409,729	413,989
Earnings from discontinued operations, net	1,199	10,571	435	30,685
Net earnings	$214,101	$249,769	$410,164	$444,674

Comprehensive earnings	$120,514	$269,404	$357,819	$535,970

Basic earnings per common share:
Earnings from continuing operations	$1.16	$1.28	$2.23	$2.22
Earnings from discontinued operations, net	0.01	0.06	—	0.16
Net earnings	1.17	1.34	2.23	2.38

Weighted average shares outstanding	183,494	186,443	183,625	186,522

Diluted earnings per common share:
Earnings from continuing operations	$1.15	$1.26	$2.20	$2.18
Earnings from discontinued operations, net	0.01	0.06	—	0.16
Net earnings	1.15	1.32	2.20	2.34

Weighted average shares outstanding	185,780	189,705	186,171	189,905

Dividends paid per common share	$0.315	$0.275	$0.63	$0.55

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited)(in thousands)

	2012			2011
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2011
REVENUE
Communication Technologies	$357,575	$361,689	$719,264	$269,582	$288,843	$558,425	$405,357	$396,295	$1,360,077

Energy	531,570	538,786	1,070,356	425,424	454,327	879,751	510,608	510,390	1,900,749

Engineered Systems
Fluid Solutions	180,364	211,974	392,338	163,196	178,031	341,227	173,804	162,590	677,621
Refrigeration & Industrial	642,213	674,501	1,316,714	560,453	645,573	1,206,026	649,768	568,844	2,424,638
Eliminations	(453)	(352)	(805)	(382)	(424)	(806)	(431)	(287)	(1,524)
	822,124	886,123	1,708,247	723,267	823,180	1,546,447	823,141	731,147	3,100,735

Printing & Identification	352,332	370,173	722,505	394,627	429,497	824,124	400,515	368,325	1,592,964

Intra-segment eliminations	(237)	(263)	(500)	(822)	(877)	(1,699)	(1,015)	(1,671)	(4,385)

Total consolidated revenue	$2,063,364	$2,156,508	$4,219,872	$1,812,078	$1,994,970	$3,807,048	$2,138,606	$2,004,486	$7,950,140

NET EARNINGS
Segment Earnings:
Communication Technologies	$46,556	$50,322	$96,878	$47,325	$54,527	$101,852	$53,433	$71,097	$226,382
Energy	132,115	133,936	266,051	93,051	110,447	203,498	125,268	121,871	450,637
Engineered Systems	122,092	133,808	255,900	98,235	128,570	226,805	125,529	92,852	445,186
Printing & Identification	32,605	41,674	74,279	54,637	67,967	122,604	59,447	44,483	226,534
Total Segments	333,368	359,740	693,108	293,248	361,511	654,759	363,677	330,303	1,348,739
Corporate expense / other	36,546	36,335	72,881	36,112	35,391	71,503	34,083	32,393	137,979
Net interest expense	30,027	29,717	59,744	28,318	28,157	56,475	30,061	29,060	115,596
Earnings from continuing operations before provision for income taxes	266,795	293,688	560,483	228,818	297,963	526,781	299,533	268,850	1,095,164
Provision for income taxes	69,968	80,786	150,754	54,027	58,765	112,792	76,095	59,912	248,799
Earnings from continuing operations	196,827	212,902	409,729	174,791	239,198	413,989	223,438	208,938	846,365
Earnings (loss) from discontinued operations, net	(764)	1,199	435	20,114	10,571	30,685	(51,158)	69,351	48,878
Net earnings	$196,063	$214,101	$410,164	$194,905	$249,769	444,674	$172,280	278,289	$895,243

SEGMENT OPERATING MARGIN
Communication Technologies	13.0%	13.9%	13.5%	17.6%	18.9%	18.2%	13.2%	17.9%	16.6%
Energy	24.9%	24.9%	24.9%	21.9%	24.3%	23.1%	24.5%	23.9%	23.7%
Engineered Systems	14.9%	15.1%	15.0%	13.6%	15.6%	14.7%	15.2%	12.7%	14.4%
Printing & Identification	9.3%	11.3%	10.3%	13.8%	15.8%	14.9%	14.8%	12.1%	14.2%
Total Segment	16.2%	16.7%	16.4%	16.2%	18.1%	17.2%	17.0%	16.5%	17.0%

DEPRECIATION AND AMORTIZATION EXPENSE
Communication Technologies	$31,513	$32,828	$64,341	$18,685	$18,533	$37,218	$34,360	$30,261	$101,839
Energy	21,184	23,533	44,717	18,573	18,765	37,338	19,399	21,082	77,819
Engineered Systems	19,582	23,913	43,495	18,415	18,816	37,231	18,332	19,213	74,776
Printing & Identification	11,206	11,448	22,654	11,372	11,685	23,057	11,548	11,543	46,148
Corporate	700	765	1,465	586	626	1,212	636	713	2,561
	$84,185	$92,487	$176,672	$67,631	$68,425	$136,056	$84,275	$82,812	$303,143

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(continued)
(unaudited)(in thousands)

	2012			2011
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2011
BOOKINGS
Communication Technologies	$356,386	$383,135	$739,521	$274,611	$309,734	$584,345	$410,616	$349,579	$1,344,540

Energy	585,775	530,352	1,116,127	495,125	472,543	967,668	498,212	519,525	1,985,405

Engineered Systems
Fluid Solutions	184,711	204,139	388,850	173,626	175,539	349,165	174,772	158,895	682,832
Refrigeration & Industrial	711,911	666,223	1,378,134	660,449	623,929	1,284,378	602,488	625,840	2,512,706
Eliminations	(408)	(376)	(784)	(733)	(884)	(1,617)	179	(1,378)	(2,816)
	896,214	869,986	1,766,200	833,342	798,584	1,631,926	777,439	783,357	3,192,722

Printing & Identification	347,368	357,648	705,016	438,526	386,259	824,785	384,085	353,849	1,562,719

Intra-segment eliminations	(609)	(222)	(831)	(2,736)	(3,370)	(6,106)	(2,452)	(3,153)	(11,711)

Total consolidated bookings	$2,185,134	$2,140,899	$4,326,033	$2,038,868	$1,963,750	$4,002,618	$2,067,900	$2,003,157	$8,073,675

BACKLOG
Communication Technologies	$435,912	$457,624		$410,843	$431,558		$483,512	$437,320

Energy	296,360	282,364		240,198	255,889		243,401	246,351

Engineered Systems
Fluid Solutions	191,327	172,300		57,357	54,945		55,230	54,194
Refrigeration & Industrial	598,910	586,824		544,995	523,011		469,876	528,118
Eliminations	(132)	(155)		(339)	(526)		(94)	(177)
	790,105	758,969		602,013	577,430		525,012	582,135

Printing & Identification	177,511	160,311		262,629	220,619		197,792	180,871

Intra-segment eliminations	(987)	(647)		(704)	(1,178)		(891)	(193)

Total consolidated backlog	$1,698,901	$1,658,621		$1,514,979	$1,484,318		$1,448,826	$1,446,484

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)(in thousands, except per share data)

	2012			2011
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2011
Basic earnings (loss) per common share:
Continuing operations	$1.07	$1.16	$2.23	$0.94	$1.28	$2.22	$1.20	$1.13	$4.55
Discontinued operations	—	0.01	—	0.11	0.06	0.16	(0.28)	0.38	0.26
Net earnings	1.07	1.17	2.23	1.04	1.34	2.38	0.93	1.51	4.82

Diluted earnings (loss) per common share:
Continuing operations	$1.05	$1.15	$2.20	$0.92	$1.26	$2.18	$1.19	$1.12	$4.48
Discontinued operations	—	0.01	—	0.11	0.06	0.16	(0.27)	0.37	0.26
Net earnings	1.05	1.15	2.20	1.03	1.32	2.34	0.91	1.49	4.74

Adjusted diluted earnings per common share (calculated below):
Continuing operations	$1.05	$1.15	$2.20	$0.88	$1.14	$2.02	$1.18	$1.07	$4.26

Net earnings (loss) and average shares used in calculated earnings (loss) per share amounts are as follows:

Net earnings (loss):
Continuing operations	$196,827	$212,902	$409,729	$174,791	$239,198	$413,989	$223,438	$208,938	$846,365
Discontinued operations	(764)	1,199	435	20,114	10,571	30,685	(51,158)	69,351	48,878
Net earnings	196,063	214,101	410,164	194,905	249,769	444,674	172,280	278,289	895,243

Average shares outstanding:
Basic	183,737	183,494	183,625	186,659	186,443	186,522	185,770	184,686	185,882
Diluted	186,706	185,780	186,171	190,090	189,705	189,905	188,436	187,208	188,887

NOTE:
Earnings from continuing operations are adjusted by discrete and other tax items to derive adjusted earnings from continuing operations and adjusted diluted earnings per common share as follows:

	2012			2011
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2011
Adjusted earnings from continuing operations:
Earnings from continuing operations	$196,827	$212,902	$409,729	$174,791	$239,198	$413,989	$223,438	$208,938	$846,365
Gains (losses) from discrete and other tax items	1,432	(372)	1,060	8,016	22,338	30,354	2,390	8,590	41,334
Adjusted earnings from continuing operations	$195,395	$213,274	$408,669	$166,775	$216,860	$383,635	$221,048	$200,348	$805,031

Adjusted diluted earnings per common share:
Earnings from continuing operations	$1.05	$1.15	$2.20	$0.92	$1.26	$2.18	$1.19	$1.12	$4.48
Gains (losses) from discrete and other tax items	—	—	—	0.04	0.12	0.16	0.01	0.05	0.22
Adjusted earnings from continuing operations	$1.05	$1.15	$2.20	$0.88	$1.14	$2.02	$1.18	$1.07	$4.26

DOVER CORPORATION
QUARTERLY FREE CASH FLOW
(unaudited)(in thousands)

	2012			2011
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2011
Cash flow from operating activities	$160,127	$252,120	$412,247	$117,503	$205,260	$322,763	$376,614	$358,852	$1,058,229
Less: Additions to property, plant and equipment	(71,429)	(74,358)	(145,787)	(51,379)	(72,338)	(123,717)	(65,000)	(83,092)	(271,809)
Free cash flow	$88,698	$177,762	$266,460	$66,124	$132,922	$199,046	$311,614	$275,760	$786,420

Free cash flow as a percentage of earnings from continuing operations	45.1%	83.5%	65.0%	37.8%	55.6%	48.1%	139.5%	132.0%	92.9%

Free cash flow as a percentage of revenue	4.3%	8.2%	6.3%	3.6%	6.7%	5.2%	14.6%	13.8%	9.9%